SUPPLEMENT Dated April 30, 2010
To The Prospectus Dated April 30, 2010 For

ING Income Annuity

Issued By ING Life Insurance and Annuity Company
Through Its Variable Annuity Account B

This supplement updates the prospectus for your variable annuity contract. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Service Center at 1-800-238-6273.

Notice of Portfolio Reorganization

Effective after the close of business on or about August 20, 2010, the following Disappearing
Portfolio will reorganize into and become part of the following Surviving Portfolio:

Disappearing Portfolio	Surviving Portfolio
ING Opportunistic LargeCap Portfolio	ING Growth and Income Portfolio

The reorganization will be administered pursuant to a reorganization agreement, which has been approved by the board of trustees of the Disappearing Portfolio. The reorganization agreement will also be subject to shareholder approval. If shareholder approval is obtained, the reorganization is expected to take place on or about August 20, 2010, resulting in a shareholder of the Disappearing
Portfolio becoming a shareholder of the Surviving Portfolio. Each shareholder will thereafter hold shares of the Surviving Portfolio having equal aggregate value as shares of the Disappearing
Portfolio, and the Disappearing Portfolio will no longer be available under the contract.

Unless you provide us with alternative allocation instructions, all future allocations directed to the
Disappearing Portfolio will be automatically allocated to the Surviving Portfolio. You may give us alternative allocation instructions at any time by contacting our Customer Contact Center at 1-800-
238-6273.

As of the relevant effective date noted above, any references in the prospectus to the Disappearing
Portfolio as being available under the contract are deleted.